SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2004

J.B. Poindexter & Co., Inc.

(Exact Name of registrant as specified in its charter)

Delaware	33-75154	76-0312814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

1100 Louisiana, Suite 5400
Houston, Texas 77002

(Address of principal executive offices)

(713) 655-9800

(Registrant’s telephone number)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature.
2004 High Yield Bond Conference Presentation

Item 5. Other Events

     On March 24, 2004 the Company made a presentation that included financial information for the period ended February 28, 2004. A copy of the presentation is attached as an exhibit.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99	2004 High Yield Bond Conference Presentation

     Signature.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

J.B. Poindexter & Co., Inc.

By:	Robert S. Whatley

Name:	Robert S. Whatley

Title:	Principal Financial and Accounting Officer

Date:	March 23, 2004